Risk Report - Aggregated Value of Collateral - with the fair values of collateral capped at loan outstanding - held against our non-impaired past due loans (Detail) - Aggregated Value of Collateral (Loans Past Due but Not Impaired) [Member]
€ in Millions
Dec. 31, 2017 EUR (€)
Aggregated Value of Collateral (Loans Past Due but Not Impaired) [Line Items]
Financial and other collateral	€ 2,364
Guarantees received	148
Total	€ 2,512